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TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report: December 17, 2001

WILD OATS MARKETS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-21577 Commission File Number	84-1100630 (I.R.S. Employer Identification Number)

3375 Mitchell Lane
Boulder, Colorado 80301
(Address of principal executive offices, including zip code)

(303) 440-5220
(Registrant's telephone number, including area code)

TABLE OF CONTENTS

Item 5. Other Events.
SIGNATURES

Item 5. Other Events

    The Registrant issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K on December 17, 2001.

Exhibits
Exhibit 99.1	Press Release of the Registrant dated December 17, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 17th day of December, 2001.

Wild Oats Markets, Inc.
By:	/s/ FREYA R. BRIER Freya R. Brier Executive Officer